EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of 10,770 shares of the Common Stock of the Company and 5,385 Preferred Stock Purchase Rights associated therewith with respect to the issuance of stock pursuant to the Fred Meyer Non-Employee Directors’ Deferred Compensation Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

(Joseph A. Pichler)	December 12, 2002
Joseph A. Pichler
Chairman and Chief Executive Officer
and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of 10,770 shares of the Common Stock of the Company and 5,385 Preferred Stock Purchase Rights associated therewith with respect to the issuance of stock pursuant to the Fred Meyer Non-Employee Directors’ Deferred Compensation Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

(J. Michael Schlotman)	December 12, 2002
J. Michael Schlotman
Group Vice President and
Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent for her and on her behalf and in her name, place and stead, to sign, execute and affix her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of 10,770 shares of the Common Stock of the Company and 5,385 Preferred Stock Purchase Rights associated therewith with respect to the issuance of stock pursuant to the Fred Meyer Non-Employee Directors’ Deferred Compensation Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.

(M. Elizabeth Van Oflen)	December 12, 2002
M. Elizabeth Van Oflen
Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That each of the undersigned directors of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and affix his or her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of 10,770 shares of the Common Stock of the Company and 5,385 Preferred Stock Purchase Rights associated therewith with respect to the issuance of stock pursuant to the Fred Meyer Non-Employee Directors’ Deferred Compensation Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands and seals, as of the 12th day of December, 2002.

(John L. Clendenin)	(Bobby S. Shackouls)

(Richard K. Davidson)	(Thomas H. O’Leary)

(Reuben V. Anderson)	(Clyde R. Moore)

(Katherine D. Ortega)	(David B. Dillon)

(John T. LaMacchia)	(David B. Lewis)

(Robert D. Beyer)

4